UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): December 15, 2006
Diamond Offshore Drilling, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-13926	76-0321760

(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)
15415 Katy Freeway
Houston, Texas 77094
(Address of Principal Executive Offices and Zip Code)
Registrant’s telephone number, including area code: (281) 492-5300
Not Applicable
(Former name or former address, if changed since last report)
     Check the appropriate line below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers
Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Employment Agreement - Lawrence R. Dickerson
Employment Agreement - Gary T. Krenek
Employment Agreement - John L. Gabriel

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers
     (e) On December 15, 2006, Diamond Offshore Management Company (“DOMC”), a subsidiary of Diamond Offshore Drilling, Inc. (the “Company”), entered into an employment agreement with each of the executive officers of the Company identified below.
     Lawrence R. Dickerson. On December 15, 2006, DOMC entered into an employment agreement with Lawrence R. Dickerson, the Company’s President and Chief Operating Officer, effective as of October 1, 2006.
     The employment agreement is for a term of three years, which is automatically extended for successive one-year periods thereafter. During the term of the employment agreement, Mr. Dickerson shall be paid a minimum base salary of $675,000 per year. During the initial three-year term, Mr. Dickerson shall be eligible to participate in bonus plans made available to executive employees in a position commensurate with his position. Under the current bonus plans, Mr. Dickerson has an opportunity to earn an annual cash bonus measured against objective financial performance criteria to be determined by the Company’s board of directors (or a committee thereof), at its sole discretion. The desired but not guaranteed target amount of such bonus is equal to a range between 60% and 65% of Mr. Dickerson’s base salary, but the amount of such bonus payable in any given year shall not exceed 100% of such base salary. Mr. Dickerson shall also be entitled to participate in or receive benefits under such employee benefit and compensation programs, plans and policies as are maintained by DOMC and as may be established for employees of DOMC from time to time on the same basis as other executive employees, including plans or policies relating to funded and unfunded executive benefits such as bonus compensation, vacation time, leave time, retirement plans and stock plans.
     Mr. Dickerson will be entitled to certain severance payments in the event of the termination of his employment agreement under certain circumstances. Specifically, if during the term of the employment agreement Mr. Dickerson is terminated by DOMC without Cause, or as a result of Mr. Dickerson’s death or Disability, or if Mr. Dickerson terminates the employment agreement for Good Reason, in addition to the benefits executive employees receive generally, including all accrued but unpaid base salary, accrued and unpaid expense reimbursements and other cash entitlements and, except as otherwise previously requested by Mr. Dickerson, the amount of any accrued and unpaid compensation, as well as unpaid amounts under applicable DOMC plans, policies and programs, Mr. Dickerson generally is entitled to continuation of his base salary for the remaining term of the employment agreement or 24 months, whichever is greater (payable as a lump sum in the event of his death); continuation of insurance benefits (medical, dental, life and disability) for him and his family for the remaining term of the employment agreement or two years, whichever is greater, or until he becomes eligible for comparable coverage by a subsequent employer; any unexercised and/or unvested stock option grant or equivalent (SARs paid in stock) held by Mr. Dickerson upon termination of employment shall be fully vested on the date of termination and be eligible for exercise as provided for in the applicable plan document; and DOMC shall provide Mr. Dickerson with customary outplacement services commensurate with his position, which shall not exceed 12 months or $25,000. The terms “Cause,” “Good Reason” and “Disability” are all defined in Mr. Dickerson’s employment agreement, which is attached as Exhibit 10.1 hereto.
     Mr. Dickerson’s employment agreement also contains certain restrictive covenants, including a covenant with respect to confidentiality and a covenant not to solicit certain officers or employees of DOMC or the Company for a period of two years after the termination of his employment. All the benefits received by DOMC in the employment agreement shall also inure to the benefit of the Company.
     Mr. Dickerson’s employment agreement is filed as Exhibit 10.1 to this report and is incorporated by reference herein. The foregoing description does not purport to be complete and is qualified in its entirety by reference to the employment agreement.
     Gary T. Krenek. On December 15, 2006, DOMC entered into an employment agreement with Gary T. Krenek, the Company’s Senior Vice President and Chief Financial Officer, effective as of October 1, 2006.
     The employment agreement is for a term of 39 months, which is automatically extended for successive one-year periods thereafter. During the term of the employment agreement, Mr. Krenek shall be paid a minimum base salary of $320,000 per year. During the initial three years of the term, Mr. Krenek shall be eligible to participate in bonus plans made available to executive employees in a position commensurate with his position. Under the current bonus plans, Mr. Krenek has an opportunity to earn an annual cash bonus measured against objective financial performance criteria to be determined by the Company’s board of directors (or a committee thereof), at its sole discretion. The desired but not guaranteed target amount of such bonus is equal to a range between 60% and 65% of Mr. Krenek’s base salary, but the amount of such bonus payable in any given year shall not exceed 100% of such base salary. Mr. Krenek shall also be entitled to participate in or receive benefits under such employee benefit and compensation programs, plans and policies as are maintained by DOMC and as may be established for employees of DOMC from time to time on the same basis as other executive employees, including plans or policies relating to funded and unfunded executive benefits such as bonus compensation, vacation time, leave time, retirement plans and stock plans.
     Mr. Krenek will be entitled to certain severance payments in the event of the termination of his employment agreement under certain circumstances. Specifically, if during the term of the employment agreement Mr. Krenek is terminated by DOMC without Cause, or as a result of Mr. Krenek’s death or Disability, or if Mr. Krenek terminates the employment agreement for Good Reason, in addition to the benefits executive employees receive generally, including all accrued but unpaid base salary, accrued and unpaid expense reimbursements and other cash entitlements and, except as otherwise previously requested by Mr. Krenek, the amount of any accrued and unpaid compensation, as well as unpaid amounts under applicable DOMC plans, policies and programs, Mr. Krenek generally is entitled to continuation of his base salary for the remaining term of the employment agreement or 24 months, whichever is greater (payable as a lump sum in the event of his death); continuation of insurance benefits (medical, dental, life and disability) for him and his family for the remaining term of the employment agreement or two years, whichever is greater, or until he becomes eligible for comparable coverage by a subsequent employer; any unexercised and/or unvested stock option grant or equivalent (SARs paid in stock) held by Mr. Krenek upon termination of employment shall be fully vested on the date of termination and be eligible for exercise as provided for in the applicable plan document; and DOMC shall provide Mr. Krenek with customary outplacement services commensurate with his position, which shall not exceed 12 months or $25,000. The terms “Cause,” “Good Reason” and “Disability” are all defined in Mr. Krenek’s employment agreement, which is attached as Exhibit 10.2 hereto.
     Mr. Krenek’s employment agreement also contains certain restrictive covenants, including a covenant with respect to confidentiality and a covenant not to solicit certain officers or employees of DOMC or the Company for a period of two years after the termination of his employment. All the benefits received by DOMC in the employment agreement shall also inure to the benefit of the Company.
     Mr. Krenek’s employment agreement is filed as Exhibit 10.2 to this report and is incorporated by reference herein. The foregoing description does not purport to be complete and is qualified in its entirety by reference to the employment agreement.
     John L. Gabriel. On December 15, 2006, DOMC entered into an employment agreement with John L. Gabriel, the Company’s Senior Vice President – Contracts and Marketing, effective as of October 1, 2006.
     The employment agreement is for a term of 39 months, which is automatically extended for successive one-year periods thereafter. During the term of the employment agreement, Mr. Gabriel shall be paid a minimum base salary of $400,000 per year. During the initial three years of the term, Mr. Gabriel shall be eligible to participate in bonus plans made available to executive employees in a position commensurate with his position. Under the current bonus plans, Mr. Gabriel has an opportunity to earn an annual cash bonus measured against objective financial performance criteria to be determined by the Company’s board of directors (or a committee thereof), at its sole discretion. The desired but not guaranteed target amount of such bonus is equal to a range between 60% and 65% of Mr. Gabriel’s base salary, but the amount of such bonus payable in any given year shall not exceed 100% of such base salary. Mr. Gabriel shall also be entitled to participate in or receive benefits under such employee benefit and compensation programs, plans and policies as are maintained by DOMC and as may be established for employees of DOMC from time to time on the same basis as other executive employees, including plans or policies relating to funded and unfunded executive benefits such as bonus compensation, vacation time, leave time, retirement plans and stock plans.

     Mr. Gabriel will be entitled to certain severance payments in the event of the termination of his employment agreement under certain circumstances. Specifically, if during the term of the employment agreement Mr. Gabriel is terminated by DOMC without Cause, or as a result of Mr. Gabriel’s death or Disability, or if Mr. Gabriel terminates the employment agreement for Good Reason, in addition to the benefits executive employees receive generally, including all accrued but unpaid base salary, accrued and unpaid expense reimbursements and other cash entitlements and, except as otherwise previously requested by Mr. Gabriel, the amount of any accrued and unpaid compensation, as well as unpaid amounts under applicable DOMC plans, policies and programs, Mr. Gabriel generally is entitled to continuation of his base salary for the remaining term of the employment agreement or 24 months, whichever is greater (payable as a lump sum in the event of his death); continuation of insurance benefits (medical, dental, life and disability) for him and his family for the remaining term of the employment agreement or two years, whichever is greater, or until he becomes eligible for comparable coverage by a subsequent employer; any unexercised and/or unvested stock option grant or equivalent (SARs paid in stock) held by Mr. Gabriel upon termination of employment shall be fully vested on the date of termination and be eligible for exercise as provided for in the applicable plan document; and DOMC shall provide Mr. Gabriel with customary outplacement services commensurate with his position, which shall not exceed 12 months or $25,000. The terms “Cause,” “Good Reason” and “Disability” are all defined in Mr. Gabriel’s employment agreement, which is attached as Exhibit 10.3 hereto.
     Mr. Gabriel’s employment agreement also contains certain restrictive covenants, including a covenant with respect to confidentiality and a covenant not to solicit certain officers or employees of DOMC or the Company for a period of two years after the termination of his employment. All the benefits received by DOMC in the employment agreement shall also inure to the benefit of the Company.
     Mr. Gabriel’s employment agreement is filed as Exhibit 10.3 to this report and is incorporated by reference herein. The foregoing description does not purport to be complete and is qualified in its entirety by reference to the employment agreement.
Item 8.01. Other Events
     On December 15, 2006, DOMC also entered into employment agreements with each of the following executive officers of the Company:
•	John M. Vecchio, Senior Vice President — Technical Services;

•	William C. Long, Senior Vice President, General Counsel and Secretary;

•	Lyndol L. Dew, Senior Vice President — Worldwide Operations; and

•	Mark F. Baudoin, Senior Vice President — Administration and Operations Support.
Item 9.01. Financial Statements and Exhibits
     (d) Exhibits.

Exhibit number	Description

10.1	Employment Agreement between Diamond Offshore Management Company and Lawrence R. Dickerson dated as of December 15, 2006

10.2	Employment Agreement between Diamond Offshore Management Company and Gary T. Krenek dated as of December 15, 2006

10.3	Employment Agreement between Diamond Offshore Management Company and John L. Gabriel dated as of December 15, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIAMOND OFFSHORE DRILLING, INC.
By:	/s/ William C. Long
William C. Long
Senior Vice President, General Counsel and Secretary

Dated: December 21, 2006

EXHIBIT INDEX

Exhibit number	Description

10.1	Employment Agreement between Diamond Offshore Management Company and Lawrence R. Dickerson dated as of December 15, 2006

10.2	Employment Agreement between Diamond Offshore Management Company and Gary T. Krenek dated as of December 15, 2006

10.3	Employment Agreement between Diamond Offshore Management Company and John L. Gabriel dated as of December 15, 2006